EXHIBIT 99.1


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

SABR04NC1 A-2                   -----------------------------
1M LIBOR = 20    Prepayments:   Fxd    60 PPC
                                ------------------------------------------------
6M LIBOR = 20                   ARM    0 - 30 CPR by month 12
                                       12 - 23 30 CPR         120% of that curve
                                       24 - 28 50 CPR
                                       29 + 35 CPR
                                ------------------------------------------------

                        --------------------------------------------------------
                                                         Schedule of Available
                          Group II Loan Cap with the     Funds and Supplemental
                           benefit of the Class A-2     Interest Rate Cap Rates
Period       Date             Interest Rate Cap                (Cash Cap)
                        --------------------------------------------------------

       0     26-Apr-04
       1     25-May-04                 9.04%                      9.25%
       2     25-Jun-04                 9.02%                      9.22%
       3     25-Jul-04                 8.99%                      9.20%
       4     25-Aug-04                 8.97%                      9.17%
       5     25-Sep-04                 8.95%                      9.16%
       6     25-Oct-04                 8.94%                      9.16%
       7     25-Nov-04                 8.92%                      9.14%
       8     25-Dec-04                 8.91%                      9.15%
       9     25-Jan-05                 8.91%                      9.15%
      10     25-Feb-05                 8.91%                      9.16%
      11     25-Mar-05                 8.90%                      9.19%
      12     25-Apr-05                 8.91%                      9.18%
      13     25-May-05                 8.90%                      9.19%
      14     25-Jun-05                 8.90%                      9.19%
      15     25-Jul-05                 8.89%                      9.20%
      16     25-Aug-05                 8.89%                      9.21%
      17     25-Sep-05                 8.89%                      9.21%
      18     25-Oct-05                 8.87%                      9.22%
      19     25-Nov-05                 8.88%                      9.23%
      20     25-Dec-05                 8.86%                      9.24%
      21     25-Jan-06                 8.86%                      9.25%
      22     25-Feb-06                 8.72%                      9.19%
      23     25-Mar-06                 8.63%                      9.19%
      24     25-Apr-06                 8.72%                      9.27%
      25     25-May-06                 8.67%                      9.27%
      26     25-Jun-06                 8.72%                      9.34%
      27     25-Jul-06                 8.63%                      9.31%
      28     25-Aug-06                 8.29%                      9.05%
      29     25-Sep-06                 8.25%                      9.04%
      30     25-Oct-06                 8.14%                      9.00%
      31     25-Nov-06                 8.16%                      9.04%
      32     25-Dec-06                 8.03%                      8.98%
      33     25-Jan-07                 8.06%                      9.03%
      34     25-Feb-07                 8.04%                      9.15%
      35     25-Mar-07                 8.87%                     10.17%
      36     25-Apr-07                 7.98%                      9.22%
      37     25-May-07                 8.22%                     68.15%
      38     25-Jun-07                 7.93%                     12.05%
      39     25-Jul-07                 8.17%                     12.28%
      40     25-Aug-07                 8.27%                     12.17%
      41     25-Sep-07                 8.23%                     12.00%
      42     25-Oct-07                 8.47%                     12.23%
      43     25-Nov-07                 8.16%                     11.68%
      44     25-Dec-07                 8.40%                     11.92%
      45     25-Jan-08                 8.10%                     11.39%
      46     25-Feb-08                 8.30%                     11.51%
      47     25-Mar-08                 8.83%                     12.15%
      48     25-Apr-08                 8.22%                     11.23%
      49     25-May-08                 8.46%                     11.51%
      50     25-Jun-08                 8.15%                     11.08%
      51     25-Jul-08                 8.39%                     11.39%
      52     25-Aug-08                 8.10%                     10.98%
      53     25-Sep-08                 8.06%                     10.92%
      54     25-Oct-08                 8.30%                     11.23%
      55     25-Nov-08                 8.00%                     10.81%
      56     25-Dec-08                 8.23%                     11.12%
      57     25-Jan-09                 7.93%                     10.71%
      58     25-Feb-09                 7.91%                     10.66%
      59     25-Mar-09                 8.72%                     11.75%
      60     25-Apr-09                 7.85%                     10.56%
      61     25-May-09                 8.08%                     10.86%
      62     25-Jun-09                 7.79%                     10.47%
      63     25-Jul-09                 8.02%                     10.77%
      64     25-Aug-09                 7.73%                     10.37%
      65     25-Sep-09                 7.71%                     10.33%
      66     25-Oct-09                 7.94%                     10.63%
      67     25-Nov-09                 7.65%                     10.24%
      68     25-Dec-09                 7.88%                     10.54%
      69     25-Jan-10                 7.60%                     10.15%
      70     25-Feb-10                 7.58%                     10.11%
      71     25-Mar-10                 8.37%                     11.15%
      72     25-Apr-10                 7.53%                     10.04%
      73     25-May-10                 7.76%                     10.33%
      74     25-Jun-10                 7.49%                      9.96%
      75     25-Jul-10                 7.72%                     10.25%
      76     25-Aug-10                 7.45%                      9.89%
      77     25-Sep-10                 7.43%                      9.85%
      78     25-Oct-10                 7.65%                     10.15%
      79     25-Nov-10                 7.39%                      9.79%
      80     25-Dec-10                 7.61%                     10.08%
      81     25-Jan-11                 7.35%                      9.72%
      82     25-Feb-11                 7.33%                      9.69%
      83     25-Mar-11                 8.10%                     10.70%
      84     25-Apr-11                 7.30%                      9.63%
      85     25-May-11                 7.52%                      9.93%
      86     25-Jun-11                 7.26%                      9.58%
      87     25-Jul-11                 7.49%                      9.87%
      88     25-Aug-11                 7.23%                      9.53%
      89     25-Sep-11                 7.22%                      9.50%
      90     25-Oct-11                 7.44%                      9.79%
      91     25-Nov-11                 7.19%                      9.45%
      92     25-Dec-11                 7.41%                      9.74%
      93     25-Jan-12                 7.16%                      7.86%
      94     25-Feb-12                 7.15%                      7.75%
      95     25-Mar-12                 7.63%                      8.28%
      96     25-Apr-12                 7.12%                      7.74%
      97     25-May-12                 7.35%                      8.00%
      98     25-Jun-12                 7.10%                      7.74%
      99     25-Jul-12                 7.32%                      8.00%
     100     25-Aug-12                 7.08%                      7.74%
     101     25-Sep-12                 7.07%                      7.74%
     102     25-Oct-12                 7.29%                      7.99%
     103     25-Nov-12                 7.05%                      7.74%
     104     25-Dec-12                 7.27%                      7.99%
     105     25-Jan-13                 7.03%                      7.74%
     106     25-Feb-13                 7.02%                      7.74%
     107     25-Mar-13                 7.76%                      8.57%
     108     25-Apr-13                 7.00%                      7.74%
     109     25-May-13                 7.22%                      8.00%
     110     25-Jun-13                 6.98%                      7.75%
     111     25-Jul-13                 7.21%                      8.01%
     112     25-Aug-13                 6.97%                      7.76%
     113     25-Sep-13                 6.96%                      7.76%
     114     25-Oct-13                 7.18%                      8.02%
     115     25-Nov-13                 6.94%                      7.77%
     116     25-Dec-13                 7.17%                      8.03%
     117     25-Jan-14                 6.93%                      7.78%
     118     25-Feb-14                 6.92%                      7.79%
     119     25-Mar-14                 7.66%                      8.63%
     120     25-Apr-14                 6.91%                      7.80%
     121     25-May-14                 7.13%                      8.07%
     122     25-Jun-14                 6.90%                      7.82%
     123     25-Jul-14                 7.12%                      8.09%
     124     25-Aug-14                 6.89%                      7.83%
     125     25-Sep-14                 6.88%                      7.84%
     126     25-Oct-14                 7.10%                      8.11%
     127     25-Nov-14                 6.87%                      7.86%
     128     25-Dec-14                 7.09%                      8.13%
     129     25-Jan-15                 6.86%                      7.88%
     130     25-Feb-15                 6.86%                      7.89%
     131     25-Mar-15                 7.58%                      8.75%
     132     25-Apr-15                 6.85%                      7.92%
     133     25-May-15                 7.07%                      8.19%
     134     25-Jun-15                 6.84%                      7.94%
     135     25-Jul-15                 7.06%                      8.22%
     136     25-Aug-15                 6.83%                      7.97%
     137     25-Sep-15                 6.83%                      7.98%
     138     25-Oct-15                 7.05%                      8.26%
     139     25-Nov-15                 6.82%                      8.01%
     140     25-Dec-15                 7.04%                      8.29%
     141     25-Jan-16                 6.81%                      8.04%
     142     25-Feb-16                 6.81%                      8.06%
     143     25-Mar-16                 7.27%                      8.63%
     144     25-Apr-16                 6.80%                      8.09%
     145     25-May-16                 7.02%                      8.38%
     146     25-Jun-16                 6.79%                      8.12%
     147     25-Jul-16                 7.02%                      8.41%
     148     25-Aug-16                 6.79%                      8.16%
     149     25-Sep-16                 6.79%                      8.18%
     150     25-Oct-16                 7.01%                      8.47%
     151     25-Nov-16                 6.78%                      8.22%
     152     25-Dec-16                 7.00%                      8.52%
     153     25-Jan-17                 6.77%                      8.26%
     154     25-Feb-17                 6.77%                      8.28%
     155     25-Mar-17                 7.50%                      9.20%
     156     25-Apr-17                 6.77%                      8.33%
     157     25-May-17                 6.99%                      8.63%
     158     25-Jun-17                 6.76%                      8.37%
     159     25-Jul-17                 6.99%                      8.68%
     160     25-Aug-17                 6.76%                      8.42%
     161     25-Sep-17                 6.76%                      8.45%
     162     25-Oct-17                 6.98%                      8.76%
     163     25-Nov-17                 6.75%                      8.50%
     164     25-Dec-17                 6.98%                      8.81%
     165     25-Jan-18                 6.75%                      8.55%
     166     25-Feb-18                 6.75%                      8.58%
     167     25-Mar-18                 7.47%                      9.53%
     168     25-Apr-18                 6.74%                      8.64%
     169     25-May-18                 6.97%                      8.96%
     170     25-Jun-18                 6.74%                      8.70%
     171     25-Jul-18                 6.96%                      9.02%
     172     25-Aug-18                 6.74%                      8.76%
     173     25-Sep-18                 6.73%                      8.80%
     174     25-Oct-18                 6.96%                      9.12%
     175     25-Nov-18                 6.73%                      8.86%
     176     25-Dec-18                 6.95%                      9.19%
     177     25-Jan-19                 6.73%                      8.93%
     178     25-Feb-19                 6.73%                      8.96%
     179     25-Mar-19                 7.45%                      9.96%
     180     25-Apr-19                 6.72%                      9.03%
     181     25-May-19                 6.95%                      9.37%
     182     25-Jun-19                 6.72%                      9.10%
     183     25-Jul-19                 6.94%                      9.44%
     184     25-Aug-19                 6.72%                      9.18%
     185     25-Sep-19                 6.72%                      9.22%
     186     25-Oct-19                 6.94%                      9.56%
     187     25-Nov-19                 6.72%                      9.29%
     188     25-Dec-19                 6.94%                      9.65%
     189     25-Jan-20                 6.71%                      9.38%
     190     25-Feb-20                 6.71%                      9.42%
     191     25-Mar-20                 7.17%                     10.11%
     192     25-Apr-20                 6.71%                      9.48%
     193     25-May-20                 6.93%                      9.84%
     194     25-Jun-20                 6.71%                      9.57%
     195     25-Jul-20                 6.93%                      9.94%
     196     25-Aug-20                 6.70%                      9.66%
     197     25-Sep-20                 6.70%                      9.71%
     198     25-Oct-20                 6.93%                     10.08%
     199     25-Nov-20                 6.70%                      9.81%
     200     25-Dec-20                 6.92%                     10.19%
     201     25-Jan-21                 6.70%                      9.91%
     202     25-Feb-21                 6.70%                      9.96%
     203     25-Mar-21                 7.41%                     11.09%
     204     25-Apr-21                 6.70%                     10.07%
     205     25-May-21                 6.92%                     10.47%
     206     25-Jun-21                 6.69%                     10.19%
     207     25-Jul-21                 6.92%                     10.59%
     208     25-Aug-21                 6.69%                     10.31%
     209     25-Sep-21                 6.69%                     10.37%
     210     25-Oct-21                 6.91%                     10.78%
     211     25-Nov-21                 6.69%                     10.49%
     212     25-Dec-21                 6.91%                     10.91%
     213     25-Jan-22                 6.69%                     10.63%
     214     25-Feb-22                 6.68%                     10.69%
     215     25-Mar-22                 7.40%                     11.93%
     216     25-Apr-22                 6.68%                     10.89%
     217     25-May-22                 6.90%                     11.38%
     218     25-Jun-22                 6.68%                     11.14%
     219     25-Jul-22                 6.90%                     11.65%
     220     25-Aug-22                 6.68%                     11.42%
     221     25-Sep-22                 6.68%                     11.57%
     222     25-Oct-22                 6.90%                     12.11%
     223     25-Nov-22                 6.67%                     11.88%
     224     25-Dec-22                 6.90%                     12.46%
     225     25-Jan-23                 6.67%                     12.23%
     226     25-Feb-23                 6.67%                     12.42%
     227     25-Mar-23                 7.38%                     13.98%
     228     25-Apr-23                 6.67%                     12.84%
     229     25-May-23                 6.89%                     13.50%
     230     25-Jun-23                 6.67%                     13.30%
     231     25-Jul-23                 6.89%                     14.00%
     232     25-Aug-23                 6.66%                     13.82%
     233     25-Sep-23                 6.66%                     14.10%
     234     25-Oct-23                 6.88%                     14.89%
     235     25-Nov-23                 6.66%                     14.73%
     236     25-Dec-23                 6.88%                     15.58%
     237     25-Jan-24                 6.66%                     15.45%
     238     25-Feb-24                 6.66%                     15.86%
     239     25-Mar-24                 7.11%                     17.42%
     240     25-Apr-24                 6.65%                     16.76%
     241     25-May-24                 6.87%                     17.85%
     242     25-Jun-24                 6.65%                     17.83%
     243     25-Jul-24                 6.87%                     19.06%
     244     25-Aug-24                 6.65%                     19.11%
     245     25-Sep-24                 6.65%                     19.85%
     246     25-Oct-24                 6.86%                     21.36%
     247     25-Nov-24                 6.64%                     21.59%
     248     25-Dec-24                 6.86%                     23.37%
     249     25-Jan-25                 6.64%                     23.78%
     250     25-Feb-25                 6.64%                     25.10%
     251     25-Mar-25                 7.35%                     29.47%
     252     25-Apr-25                 6.63%                     28.38%
     253     25-May-25                 6.85%                     31.46%
     254     25-Jun-25                 6.63%                     32.92%
     255     25-Jul-25                 6.85%                     37.10%
     256     25-Aug-25                 6.63%                     39.59%
     257     25-Sep-25                 6.62%                     44.27%
     258     25-Oct-25                 6.84%                     52.06%
     259     25-Nov-25                 6.62%                     58.73%
     260     25-Dec-25                 6.84%                     73.14%
     261     25-Jan-26                 6.61%                     89.72%
     262     25-Feb-26                 6.61%                    123.81%
     263     25-Mar-26                 7.32%                    225.11%
     264     25-Apr-26                 6.61%                   1747.12%
                        --------------------------------------------------------